UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2022

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-37564

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

2750 Premier Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

Boxlight Corporation, a Nevada corporation (“the Company”), was notified by Dixon Hughes Goodman LLP ("DHG"), the Company's independent registered public accounting firm, that DHG was merging with BKD, LLP ("BKD") on June 1, 2022, with their combined entities operating under the name FORVIS, LLP (“FORVIS”).

The Audit Committee of the Company’s Board of Directors has approved the engagement of FORVIS, LLP, the successor in the merger of DHG and BKD as the Company’s independent registered public accounting firm, effective  June 1, 2022.

DHG’s audit report on the consolidated financial statements of the Company for the year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and through June 2, 2022, the Company has not had any “disagreements” (as such term is defined in Item 304 of Regulation S-K) with DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods.

During the Company’s two most recent fiscal years and through June 2, 2022, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On June 2, 2022 the Company provided FORVIS, as successor to DHG, with a copy of this Current Report on Form 8-K and has requested that FORVIS furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not FORVIS agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated June 2, 2022 furnished by FORVIS in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

16.1	Letter of FORVIS, LLP, dated June 2, 2022 to the Securities and Exchange Commission.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 2, 2022

BOXLIGHT CORPORATION

By:	/s/ Patrick S. Foley
Name:	Patrick S. Foley
Title:	Chief Financial Officer